UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                          DATE OF REPORT JULY 13, 2000

                         COMMISSION FILE NUMBER 1-10948

                               OFFICE DEPOT, INC.

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

           DELAWARE                                            59-2663954
  ----------------------------------   ---------      --------------------------
  (STATE OR OTHER JURISDICTION OF                          (I.R.S. EMPLOYER
  INCORPORATION OR ORGANIZATION)                          IDENTIFICATION NO.)


         2200 OLD GERMANTOWN ROAD, DELRAY BEACH, FLORIDA         33445

         (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)             (ZIP CODE)


                                 (561) 438-4800

              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

        FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT: N/A



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ITEM 5.  OTHER EVENTS

On July 12, 2000, Office Depot, Inc. issued a press release announcing its results for the second quarter of 2000, along with projected results for the balance of 2000 and certain other matters. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.



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


                    ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

                    99.1 Press Release dated July 12, 2000



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            OFFICE DEPOT, INC.

Date:  July 13, 2000                        By: /S/ DAVID C. FANNIN



                                            David C. Fannin
                                            Senior Vice President and
                                            General Counsel



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